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                                                                    Exhibit 21.1

                           ENTITY JURISDICTIONS & TYPE

ENTITY NAME                                                                               JURISDICTION AND TYPE
-----------                                                                               ---------------------
212 Seventh Street, Inc.                                                     a Missouri corporation
Adlink Cable Advertising, LLC                                                a Delaware limited liability company
American Cable Entertainment Company, LLC                                    a Delaware limited liability company
ARH, Ltd.                                                                    a Colorado corporation
Athens Cablevision, Inc.                                                     a Delaware corporation
Ausable Cable TV, Inc.                                                       a New York corporation
Bend Cable Communications, LLC                                               an Oregon limited liability company
Cable Equities Colorado, LLC                                                 a Delaware limited liability company
Cable Equities of Colorado Management Corp.                                  a Colorado corporation
Cable Systems, Inc.                                                          a Kansas corporation
CC 10, LLC                                                                   a Delaware limited liability company
CC Fiberlink, LLC                                                            a Delaware limited liability company
CC Holdco I, LLC                                                             a Delaware limited liability company
CC Michigan, LLC                                                             a Delaware limited liability company
CC New England, LLC                                                          a Delaware limited liability company
CC Systems, LLC                                                              a Delaware limited liability company
CC V Holdings Finance, Inc.                                                  a Delaware corporation
CC V Holdings, LLC                                                           a Delaware limited liability company
CC VI Fiberlink, LLC                                                         a Delaware limited liability company
CC VI Holdings, LLC                                                          a Delaware limited liability company
CC VI Operating, LLC                                                         a Delaware limited liability company
CC VI Purchasing, LLC                                                        a Delaware limited liability company
CC VII Fiberlink, LLC                                                        a Delaware limited liability company
CC VII Lease, Inc.                                                           a Delaware corporation
CC VII Leasing, LLC                                                          a Delaware limited liability company
CC VII Purchasing, LLC                                                       a Delaware limited liability company
CC VIII Fiberlink, LLC                                                       a Delaware limited liability company
CC VIII Holdings, LLC                                                        a Delaware limited liability company
CC VIII Operating, LLC                                                       a Delaware limited liability company
CC VIII Purchasing, LLC                                                      a Delaware limited liability company
CC VIII, LLC                                                                 a Delaware limited liability company
CCH I, LLC                                                                   a Delaware limited liability company
CCH I Capital Corp.                                                          a Delaware corporation
CCH II, LLC                                                                  a Delaware limited liability company
CCH II Capital Corp.                                                         a Delaware corporation
CCHC Lease, Inc.                                                             a Delaware corporation
CCHC Leasing, LLC                                                            a Delaware limited liability company
CCHC Mortgage, LLC                                                           a Delaware limited liability company
CCO Fiberlink, LLC                                                           a Delaware limited liability company
CCO Holdings, LLC                                                            a Delaware limited liability company
CCO Holdings Capital Corp.                                                   a Delaware corporation
CCO Lease, Inc.                                                              a Delaware corporation
CCO Leasing, LLC                                                             a Delaware limited liability company
CCO NR Holdings, LLC                                                         a Delaware limited liability company
CCO Property, LLC                                                            a Delaware limited liability company
CCO Purchasing, LLC                                                          a Delaware limited liability company
CCOH Sub, LLC                                                                a Delaware limited liability company
CCONR Sub, LLC                                                               a Delaware limited liability company
CCV.com, LLC                                                                 a Delaware limited liability company
Cencom Cable Entertainment, LLC                                              a Delaware limited liability company
Central Oregon Cable Advertising, LLC                                        an Oregon limited liability company
CF Finance LaGrange, Inc.                                                    a Georgia corporation
Charlotte Cable Advertising Interconnect, LLC                                a Delaware limited liability company

                           ENTITY JURISDICTIONS & TYPE

ENTITY NAME                                                                               JURISDICTION AND TYPE
-----------                                                                               ---------------------
Charter Advertising of Saint Louis, LLC                                      a Delaware limited liability company
Charter Cable Operating Company, L.L.C.                                      a Delaware limited liability company
Charter Cable Partners, L.L.C.                                               a Delaware limited liability company
Charter Communications Entertainment I, LLC                                  a Delaware limited liability company
Charter Communications Entertainment II, LLC                                 a Delaware limited liability company
Charter Communications Entertainment, LLC                                    a Delaware limited liability company
Charter Communications Holding Company, LLC                                  a Delaware limited liability company
Charter Communications Holdings Capital Corporation                          a Delaware corporation
Charter Communications Holdings LLC                                          a Delaware limited liability company
Charter Communications Operating, LLC                                        a Delaware limited liability company
Charter Communications Properties LLC                                        a Delaware limited liability company
Charter Communications Services, LLC                                         a Delaware limited liability company
Charter Communications V, LLC                                                a Delaware limited liability company
Charter Communications Ventures, LLC                                         a Delaware limited liability company
Charter Communications VI, LLC                                               a Delaware limited liability company
Charter Communications VII, LLC                                              a Delaware limited liability company
Charter Communications, LLC                                                  a Delaware limited liability company
Charter Distribution, LLC                                                    a Delaware limited liability company
Charter Fiberlink AL-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink - Alabama, LLC                                             a Delaware limited liability company
Charter Fiberlink AR-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink AR-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink AZ-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink CA-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink CA-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink CO-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink CO-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink CT-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink GA-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink - Georgia, LLC                                             a Delaware limited liability company
Charter Fiberlink ID-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink - Illinois, LLC                                            a Delaware limited liability company
Charter Fiberlink IN-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink - Kentucky, LLC                                            a Delaware limited liability company
Charter Fiberlink KS-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink KS-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink LA-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink LA-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink MA-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink - Michigan, LLC                                            a Delaware limited liability company
Charter Fiberlink - Missouri, LLC                                            a Delaware limited liability company
Charter Fiberlink MS-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink MS-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink NC-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink NC-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink NC-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink - Nebraska, LLC                                            a Delaware limited liability company
Charter Fiberlink NH-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink NM-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink NV-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink NY-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink NY-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink OH-CCO, LLC                                                a Delaware limited liability company

                           ENTITY JURISDICTIONS & TYPE

ENTITY NAME                                                                               JURISDICTION AND TYPE
-----------                                                                               ---------------------
Charter Fiberlink OK-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink OR-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink PA-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink PA-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink SC-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink SC-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink - Tennessee, LLC                                           a Delaware limited liability company
Charter Fiberlink TX-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink UT-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink VA-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink VA-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink VA-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink VT-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink WA-CCVII, LLC                                              a Delaware limited liability company
Charter Fiberlink - Wisconsin, LLC                                           a Delaware limited liability company
Charter Fiberlink WV-CCO, LLC                                                a Delaware limited liability company
Charter Fiberlink WV-CCVI, LLC                                               a Delaware limited liability company
Charter Fiberlink, LLC                                                       a Delaware limited liability company
Charter Gateway, LLC                                                         a Delaware limited liability company
Charter Helicon, LLC                                                         a Delaware limited liability company
Charter Online, L.P.                                                         a Delaware limited partnership
Charter Rascals, L.L.C.                                                      a Delaware limited liability company
Charter RMG, LLC                                                             a Delaware limited liability company
Charter Stores FCN, LLC                                                      a Delaware limited liability company
Charter Telephone of Minnesota, LLC                                          a Delaware limited liability company
Charter Video Electronics, Inc.                                              a Minnesota corporation
Charter/Bright House Networks Birmingham Cable Advertising, LLC              a Delaware limited liability company
Chat TV, LLC                                                                 a Delaware limited liability company
Dalton Cablevision, Inc.                                                     a Delaware corporation
DBroadband Holdings, LLC                                                     a Delaware limited liability company
Enstar Cable Corporation                                                     a Georgia corporation
Enstar Communications Corporation                                            a Georgia corporation
Enstar Finance Company, LLC                                                  a Delaware limited liability company
Falcon Cable Communications, LLC                                             a Delaware limited liability company
Falcon Cable Media, a California Limited Partnership                         a California limited partnership
Falcon Cable Systems Company II, L.P.                                        a California limited partnership
Falcon Cablevision, a California Limited Partnership                         a California limited partnership
Falcon Community Cable, L.P.                                                 a Delaware limited partnership
Falcon Community Ventures I, LP                                              a California limited partnership
Falcon First Cable of New York, Inc.                                         a Delaware corporation
Falcon First Cable of the Southeast, Inc.                                    a Delaware corporation
Falcon First, Inc.                                                           a Delaware corporation
Falcon Telecable, a California Limited Partnership                           a California limited partnership
Falcon Video Communications, L.P.                                            a California limited partnership
Helicon Group, L.P., The                                                     a Delaware limited partnership
Helicon Partners I, L.P.                                                     a Delaware limited partnership
Hometown TV, Inc.                                                            a New York corporation
Hornell Television Services, Inc.                                            a New York corporation
HPI Acquisition Co. LLC                                                      a Delaware limited liability company
Interconnect of the Twin Cities, LLC                                         a Delaware limited liability company
Interlink Communications Partners, LLC                                       a Delaware limited liability company
Long Beach, LLC                                                              a Delaware limited liability company
Marcus Cable Associates, L.L.C.                                              a Delaware limited liability company
Marcus Cable of Alabama, L.L.C.                                              a Delaware limited liability company
Marcus Cable, Inc.                                                           a Delaware limited liability company

                          ENTITY JURISDICTIONS & TYPE

ENTITY NAME                                                                               JURISDICTION AND TYPE
-----------                                                                               ---------------------
Midwest Cable Communications, Inc.                                           a Minnesota corporation
Peachtree Cable TV, L.P.                                                     a Georgia limited partnership
Peachtree Cable T.V., LLC                                                    a Delaware limited liability company
Plattsburgh Cablevision, Inc.                                                a Delaware corporation
Renaissance Media (Louisiana) LLC                                            a Delaware limited liability company
Renaissance Media (Tennessee) LLC                                            a Delaware limited liability company
Renaissance Media Capital Corporation                                        a Delaware limited liability company
Renaissance Media Group LLC                                                  a Delaware limited liability company
Renaissance Media LLC                                                        a Delaware limited liability company
Rifkin Acquisition Capital Corporation                                       a Colorado corporation
Rifkin Acquisition Partners, LLC                                             a Delaware limited liability company
Robin Media Group, Inc.                                                      a Nevada corporation
Scottsboro TV Cable, Inc.                                                    an Alabama corporation
Tennessee, LLC                                                               a Delaware limited liability company
Tioga Cable Company, Inc.                                                    a Pennsylvania corporation
TWC W. Ohio - Charter Cable Advertising, LLC                                 a Delaware limited liability company
Vista Broadband Communications, LLC                                          a Delaware limited liability company
Wilcat Transmission Co., Inc.                                                a Delaware corporation